UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 29, 2009
The Medicines Company

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31191	04-3324394

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Sylvan Way
Parsippany, New Jersey	07054

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 290-6000

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On July 29, 2009, The Medicines Company (the “Company”) issued a press release (the “Earnings Press Release”) announcing its results of operations for the second quarter ended June 30, 2009. On the same date, the Company held a conference call, which was open to the public, to discuss these results. A copy of the Earnings Press Release, a transcript of the related conference call and conference call summary (which is also posted on the Company’s website) are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and incorporated herein by reference.
     The information in this Form 8-K (including Exhibits 99.1, 99.2 and 99.3) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
(c)	Exhibits

The following exhibits relating to Item 2.02 shall be deemed to be furnished, and not filed:
99.1	Press release dated July 29, 2009 entitled “The Medicines Company Reports Second Quarter 2009 Financial Results”
(incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K, filed on July 29, 2009)

99.2	Transcript of earnings release conference call held on July 29, 2009

99.3	Conference Call Summary

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEDICINES COMPANY
Date: July 31, 2009	By:	/s/ Paul M. Antinori
Paul M. Antinori
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press release dated July 29, 2009 entitled “The Medicines Company Reports Second Quarter 2009 Financial Results”
(incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K, filed on July 29, 2009)

99.2	Transcript of earnings release conference call held on July 29, 2009

99.3	Conference Call Summary